UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

☐	PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
August 13, 2002

EASTERN VIRGINIA BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA	54-1866052
(State of Incorporation)	(I.R.S. Employer Identification No.)

Commission File No. 333-37225

217 Duke Street, Tappahannock, Virginia 22560
(Address of principal executive offices)

Registrant’s telephone number (804) 443-8423

FORM 8-K

EASTERN VIRGINIA BANKSHARES, INC
TAPPAHANNOCK, VA

ITEM 9.    REGULATION FD DISCLOSURE

On August 13, 2002, Eastern Virginia Bankshares submitted to the Securities and Exchange Commission the certification of the Chief Executive Officer and Chief Financial Officer in accordance with the requirements of Section 906 of 18 U.S.C. Section 1350.

A copy of that statement is attached hereto as Exhibit 99.1

Pursuant to the filing requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

/s/
By: Ned Stephenson, President & CEO)

Date: August 13, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Certification of Chief Executive Officer and Chief Financial Officer

2